                                  THE BRAZILIAN
                                EQUITY FUND, INC.



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2001





  [LOGO]
   BZL
  LISTED
  NYSE(R)



3910-SAR-01

CONTENTS


Letter to Shareholders                                                         1

Portfolio Summary                                                              5

Schedule of Investments                                                        6

Statement of Assets and Liabilities                                            8

Statement of Operations                                                        9

Statement of Changes in Net Assets                                            10

Financial Highlights                                                          12

Notes to Financial Statements                                                 14

Results of Annual Meeting of Shareholders                                     19

Description of InvestLink(SM) Program                                         20

LETTER TO SHAREHOLDERS

                                                                November 8, 2001


DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 2001.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At September 30, 2001, total net assets were $24,316,149.

PERFORMANCE: HELPED BY VARIETY OF FACTORS

The Fund's net asset value ("NAV") at September 30, 2001 was $4.36 per share, compared to $6.31 per share at March 31, 2001. As a result, the Fund's total return (based on NAV) during the six months ended September 30, 2001 was -30.9%. By contrast, the benchmark Morgan Stanley Capital International Brazil Index (the "Index")* returned -30.5% in the same period.

The Fund's performance in line with its Index benchmark suggests the offsetting nature of a variety of influences. The most positive was our ownership of a handful of smaller names in the energy and electricity sectors, each of which declined far less than the benchmark. Additional positives included our decision to maintain cash reserves at above-normal levels, which helped the portfolio in a time of great volatility; and our effective stock selection in the real estate sector, which the benchmark does not include.

The most negative contributions to overall performance came from our exposure to the telecommunications and utilities sectors. Stock selection proved especially unfavorable in telecom, in which we held positions in several of the leading Brazilian fixed-line and wireless service providers. Nearly all were hit hard during the fiscal half-year, mostly for liquidity reasons, as investors had significant exposure to these names and sold them aggressively as the market corrected.

With regard to utilities, we had a meaningful position in Companhia Paranaense de Energia ("COPEL") (I.E., the Fund's eighth-largest holding at September 30), a company that we liked for its high quality, comparatively low vulnerability to Brazil's energy crisis (see next section) and eventual privatization. Unfortunately for the Fund, COPEL shares suffered greatly from uncertainty about the timing and terms of the privatization transaction.

BRAZIL: A HOUSE OF MIRRORS

Over the past six months, Brazil was a veritable "house of mirrors" for domestic and international investors, one replete with unwelcome surprises and precious few delights.

Headlining the April-June period, for example, were:

- ARGENTINA. The Brazilian equity market suffered from the "contagion effect" of Argentina's crumbling economy that struck Latin American markets generally but Brazil particularly. This was due both to Brazil's status as Argentina's neighbor and biggest trading partner, as well as the fact that, like Argentina, Brazil is heavily dependent on external sources to help meet its government funding needs.

- ENERGY CRISIS. A massive energy crisis developed, prompting the government in mid-May to initiate an electricity rationing program that threatened to undermine industrial production and increase inflation.

- DECLINING FOREIGN DIRECT INVESTMENT. A worsening global macroeconomic slump combined with domestic macroeconomic problems to scare away foreign direct investment, which is a key source of external funding.

Add to these influences rising interest rates, a very weak currency and a loss of confidence inspired by political infighting and corruption, and investors were left with the perception of a Brazil that was badly bruised.

Then, on September 11, the U.S. was attacked by terrorists, an event that effectively crippled global capital flows to the detriment of all countries, especially emerging markets like Brazil. Because of this event and continuing domestic problems, Brazil was one of the worst-performing equity markets globally during the third quarter. Key influences on trading activity included:

- DEEPENING CRISIS IN ARGENTINA. Investors continued to heap negative sentiment about Argentina onto Brazil. This put significant downward pressure on the country's currency and stocks, both before and after September 11.

- EXTREME GLOBAL RISK AVERSION. In the aftermath of September 11, capital inflows to emerging markets shriveled. Brazil, which is seen as one of the riskier and more debt-dependent emerging markets, suffered disproportionately in this regard.

- CANCELLED TENDER OFFERS. Foreign majority shareholders in Brazilian companies cancelled plans to purchase minority equity stakes, notably in the important telecom sector. This led to an implosion of share prices for the affected companies, with some falling by as much as 50%.

On a more positive note, the U.S. Treasury and the International Monetary Fund
(IMF) sent strong signals to the market that they were unwilling to let Brazil fail and would serve the country as lenders of last resort. The IMF granted Brazil's request for a $15 billion loan package during the quarter to help bolster its severely weakened currency and economy.

PORTFOLIO STRATEGY: APPROPRIATELY CAUTIOUS

TOP 10 HOLDINGS, BY ISSUER*

                                                                                  % OF
     HOLDING                                    SECTOR                         NET ASSETS
1.   Petrobras                            Oil & Natural Gas                       25.6%
2.   CVRD                                       Mining                            12.3
3.   Bebidas                                   Bottling                            7.3
4.   Eletrobras                           Electric-Integrated                      7.1
5.   Tele Norte Leste          Local and/or Long Distance Telephone Service        5.7
6.   Banco Itau                                Banking                             5.6
7.   Banco Bradesco                            Banking                             3.6
8.   COPEL                                    Utilities                            3.2
9.   Aracruz Celulose                       Paper Products                         2.9
10.  Invest. Itau                         Holding Companies                        2.5
                                                                                  -----
     Total                                                                        75.8%
                                                                                  =====

------------
* Company names are abbreviations of those found in the chart on page 5.


SECTOR ALLOCATION
(% of net assets)

[CHART]

Banking                                                  10.10%
Utilities                                                 3.23%
Mining                                                   12.29%
Oil & Natural Gas                                        25.65%
Local and/or Long Distance Telephone Service              9.75%
Bottling                                                  7.31%
Paper Products                                            4.31%
Electric-Integrated                                       9.31%
Other*                                                   18.05%

* Other includes aerospace/defense equipment, building products, food & beverages, holding companies, petrochemicals, real estate, retail, steel, cellular telecommunications and cash and other assets in excess of liabilities.


In light of Brazil's domestic and international economic challenges, we are structuring the portfolio in a way that we believe is appropriately cautious:

- We have adopted a much more defensive stance than previously by raising exposure to electric utilities and lowering exposure to telecom.

- We have boosted our allocation to the financial sector due to its defensive characteristics.

- We have increased cash reserves to allow for what we believe to be opportunistic purchases, as we expect market volatility to remain high.

- We are reducing the total number of companies held in the portfolio, in order to focus on those that we consider to be proven, capable and financially sound. As such, they would likely benefit from an investor "flight to quality," a flight that we feel is currently under way.

OUTLOOK: SEE LITTLE UPSIDE IN NEAR TERM

Given the climate we have described, we see little upside for Brazilian equities in the near term, at least until the post-September 11 global and regional political/macroeconomic environment stabilizes.

Argentina's shadow will probably not recede any time soon, in our opinion, nor is there any way to determine when the world will return to some sense of normalcy. We additionally believe that Brazil's economy (and those of most other countries worldwide) will continue to suffer over the coming months from what are likely to be ongoing disruptions in global capital flows. These and other meaningful challenges should continue to test the mettle of the country's government and populace going forward.

One possible bright spot is the fact that Brazilian stocks have corrected so sharply this year that a bottom may be in sight. If so--and barring any additional political or economic calamity--Brazilian equities could outperform their Latin counterparts over the next 12 months.

On the political scene, the present global crisis may discourage the Brazilian people from embracing new and untested faces from the opposition party. This may give President Cardoso's incumbent coalition the respite it needs to settle things down and attempt to get Brazil's house in order, before presidential elections in October 2002.

Finally, we feel that the support of the IMF and the U.S. makes it highly unlikely that Brazil might succumb to an extreme crisis. If so, we anticipate that there would be ample time and room to shop for bargain-priced, blue-chip Brazilian companies that should thrive when global growth eventually recovers.

Respectfully,


/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 20 through 22 of this report.

--------------------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Latin America Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2001 (UNAUDITED)



SECTOR ALLOCATION

[CHART]

AS A PERCENT OF NET ASSETS

                                                           SEPTEMBER 30, 2001     MARCH 31, 2001
Banking                                                           10.10%               8.33%
Bottling                                                           7.31%              10.04%
Cellular Telecommunications                                        2.09%               6.60%
Electric-Integrated                                                9.31%               6.35%
Food & Beverages                                                   1.33%               4.69%
Local and/or Long Distance Telephone Service                       9.75%              14.92%
Mining                                                            12.29%               9.85%
Oil & Natural Gas                                                 25.65%              18.92%
Paper Products                                                     4.31%               1.58%
Steel                                                              0.92%               3.38%
Utilities                                                          3.23%               5.27%
Other                                                             13.71%              10.07%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                          SECTOR                             NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   1. Petroleo Brasileiro S.A.                                    Oil & Natural Gas                         25.6

   2. Companhia Vale do Rio Doce                                       Mining                               12.3

   3. Companhia de Bebidas das Americas                               Bottling                               7.3

   4. Centrais Eletricas Brasileiras S.A.                        Electric-Integrated                         7.1

   5. Tele Norte Leste Participacoes S.A.           Local and/or Long Distance Telephone Service             5.7

   6. Banco Itau S.A.                                                  Banking                               5.6

   7. Banco Bradesco S.A.                                              Banking                               3.6

   8. Companhia Paranaense de Energia                                 Utilities                              3.2

   9. Aracruz Celulose S.A.                                        Paper Products                            2.9

  10. Investimentos Itau S.A.                                     Holding Companies                          2.5

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED)

                                                 NO. OF            VALUE
DESCRIPTION                                      SHARES          (NOTE A)
---------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.19%

 BRAZIL-92.94%

 AEROSPACE/DEFENSE EQUIPMENT-1.41%
Embraer Aircraft Corp. ADR                         26,900      $    342,975
                                                               ------------

 BANKING-10.10%
Banco Bradesco S.A. PN                        218,799,240           869,461
Banco Itau S.A. PN                             21,231,130         1,351,795
Uniao de Bancos Brasileiros
 S.A. GDR                                          16,200           234,900
                                                               ------------
                                                                  2,456,156
                                                               ------------

 BOTTLING-7.31%
Companhia de Bebidas das
 Americas ADR                                      35,200           563,552
Companhia de Bebidas das
 Americas PN                                    7,570,861         1,213,606
                                                               ------------
                                                                  1,777,158
                                                               ------------

 BUILDING PRODUCTS-0.75%
Duratex S.A. PN                                13,266,000           181,352
                                                               ------------

 CELLULAR TELECOMMUNICATIONS-0.84%
Celular CRT Participacoes
 S.A. PNA+                                      1,577,454           204,419
                                                               ------------

 ELECTRIC-INTEGRATED-9.31%
Centrais Eletricas Brasileiras
 S.A. ADR+                                         76,400           420,200
Centrais Eletricas Brasileiras
 S.A. PNB+                                    119,580,485         1,316,729
Centrais Geradoras do Sul do
 Brasil S.A.                                  270,783,000           299,180
Companhia Energetica de
 Minas Gerais ADR                                  23,748           226,793
                                                               ------------
                                                                  2,262,902
                                                               ------------

 FOOD & BEVERAGES-1.33%
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar ADR                                        25,800           322,500
                                                               ------------

 HOLDING COMPANIES-2.50%
Investimentos Itau S.A. PN                        907,855      $    608,637
                                                               ------------

 LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-9.75%
Brasil Telecom Participacoes
 S.A. ADR                                          17,600           478,720
Embratel Participacoes
 S.A. ADR                                          46,500           129,735
Tele Norte Leste Particpacoes
 S.A. ADR                                         153,400         1,388,270
Telecomunicacoes Brasileiras
 S.A. ADR, PN                                      14,800           374,588
                                                               ------------
                                                                  2,371,313
                                                               ------------

 MINING-12.29%
Companhia Vale do Rio Doce ADR                     74,100         1,474,590
Companhia Vale do Rio Doce PNA                     76,576         1,514,312
                                                               ------------
                                                                  2,988,902
                                                               ------------

 OIL & NATURAL GAS-25.65%
Petroleo Brasileiro S.A.                          157,900         3,031,680
Petroleo Brasileiro S.A. PN                       166,817         3,205,136
                                                               ------------
                                                                  6,236,816
                                                               ------------

 PAPER PRODUCTS-4.31%
Aracruz Celulose S.A. ADR                          47,500           705,375
Votorantim Celulose e Papel
 S.A. ADR                                          26,300           343,215
                                                               ------------
                                                                  1,048,590
                                                               ------------

 PETROCHEMICALS-0.57%
Ultrapar Participacoes S.A. ADR                    26,000           137,800
                                                               ------------

 REAL ESTATE-2.26%
Sao Carlos
 Empreendimentos PN                           252,827,228           549,213
                                                               ------------

 RETAIL-0.41%
Lojas Americanas S.A. PN+                     127,227,228           100,066
                                                               ------------

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                 NO. OF            VALUE
DESCRIPTION                                      SHARES          (NOTE A)
---------------------------------------------------------------------------
 STEEL-0.92%
Companhia Siderurgica
 Nacional ON                                   15,036,536      $    152,167
Gerdau S.A. PN                                 14,292,167            72,799
                                                               ------------
                                                                    224,966
                                                               ------------

 UTILITIES-3.23%
Companhia Paranaense de
 Energia ADR                                      134,100           784,485
                                                               ------------

TOTAL BRAZIL (Cost $30,133,960)                                  22,598,250
                                                               ------------

 MEXICO-1.25%

 CELLULAR TELECOMMUNICATIONS-1.25%
America Movil S.A. de
 C.V., Series L ADR

TOTAL MEXICO (Cost $297,652)                       20,500           304,015
                                                               ------------

TOTAL INVESTMENTS-94.19%
 (Cost $30,431,612) (Notes A,D)                                  22,902,265

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-5.81%                                                1,413,884
                                                               ------------
NET ASSETS-100.00%                                             $ 24,316,149
                                                               ============

--------------------------------------------------------------------------------
+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.






See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2001 (UNAUDITED)

 ASSETS

Investments, at value (Cost $30,431,612) (Note A)                                                      $ 22,902,265
Cash (Note A)                                                                                             1,743,555
Receivables:
     Investments sold                                                                                       166,610
     Dividends                                                                                               25,431
Prepaid expenses                                                                                             10,814
                                                                                                       ------------
Total Assets                                                                                             24,848,675
                                                                                                       ------------

 LIABILITIES

Payables:
     Investments purchased                                                                                  253,402
     Investment advisory fee (Note B)                                                                        60,450
     Administration fees (Note B)                                                                             4,040
     Other accrued expenses                                                                                 214,634
                                                                                                       ------------
Total Liabilities                                                                                           532,526
                                                                                                       ------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C)                       $ 24,316,149
                                                                                                       ============

NET ASSET VALUE PER SHARE ($24,316,149 / 5,580,441)                                                           $4.36
                                                                                                       ============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
   (100,000,000 shares authorized)                                                                     $      5,580
Paid-in capital                                                                                          77,260,882
Undistributed net investment income                                                                         335,331
Accumulated net realized loss on investments and foreign currency related transactions                  (45,756,232)
Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency                                                (7,529,412)
                                                                                                       ------------
Net assets applicable to shares outstanding                                                            $ 24,316,149
                                                                                                       ============


                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
 (UNAUDITED)

 INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                              $    552,244
   Interest                                                                                                     20,330
   Less: Foreign taxes withheld                                                                                (42,398)
                                                                                                          ------------
   Total Investment Income                                                                                     530,176
                                                                                                          ------------
Expenses:
   Investment advisory fees (Note B)                                                                           173,204
   Legal fees                                                                                                   50,137
   Custodian fees (Note B)                                                                                      34,432
   Printing                                                                                                     31,011
   Accounting fees                                                                                              22,792
   Directors' fees                                                                                              22,468
   Audit fees                                                                                                   21,960
   Administration fees (Note B)                                                                                 19,434
   Transfer agent fees                                                                                          14,640
   NYSE listing fees                                                                                            13,083
   Insurance                                                                                                     2,408
   Other                                                                                                        10,385
   Brazilian taxes (Note A)                                                                                     37,226
                                                                                                          ------------
   Total Expenses                                                                                              453,180
   Less: Fee waivers (Note B)                                                                                  (44,753)
                                                                                                          ------------
      Net Expenses                                                                                             408,427
                                                                                                          ------------
   Net Investment Income                                                                                       121,749
                                                                                                          ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
     Investments                                                                                            (6,898,132)
     Foreign currency related transactions                                                                     (31,979)
Net change in unrealized depreciation in value of investments and translation of other assets
  and liabilities denominated in foreign currency                                                           (4,100,791)
                                                                                                          ------------
Net realized and unrealized loss on investments and foreign currency related transactions                  (11,030,902)
                                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(10,909,153)
                                                                                                          ============


See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX MONTHS        FOR THE FISCAL YEAR
                                                                             ENDED SEPTEMBER 30, 2001            ENDED
                                                                                    (UNAUDITED)             MARCH 31, 2001
                                                                             ------------------------     -------------------
 DECREASE IN NET ASSETS

Operations:
   Net investment income                                                             $    121,749             $    529,130
   Net realized gain/(loss) on investments and foreign currency
     related transactions                                                              (6,930,111)               6,129,769
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
     denominated in foreign currency                                                   (4,100,791)             (18,450,477)
                                                                                     ------------             ------------
      Net decrease in net assets resulting from operations                            (10,909,153)             (11,791,578)
                                                                                     ------------             ------------
Capital share transactions:
   Cost of 127,200 shares repurchased (Note G)                                                 --                 (704,683)
                                                                                     ------------             ------------
      Total decrease in net assets                                                    (10,909,153)             (12,496,261)
                                                                                     ------------             ------------

 NET ASSETS

Beginning of period                                                                    35,225,302               47,721,563
                                                                                     ------------             ------------
End of period (including undistributed net investment income of
  $335,331 and $213,582, respectively)                                               $ 24,316,149             $ 35,225,302
                                                                                     ============             ============


                                 See accompanying notes to financial statements.

                      This page intentionally left blank.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                   FOR THE SIX        FOR THE FISCAL YEARS
                                                                                   MONTHS ENDED          ENDED MARCH 31,
                                                                                SEPTEMBER 30, 2001    ---------------------
                                                                                   (UNAUDITED)          2001          2000
                                                                                ------------------    -------       -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                                  $6.31             $8.36         $4.98
                                                                                    -------           -------       -------
Net investment income/(loss)                                                           0.02              0.09          0.02***
Net realized and unrealized gain/(loss) on investments and foreign
   currency related transactions                                                      (1.97)            (2.18)         3.23
                                                                                    -------           -------       -------
Net increase/(decrease) in net assets resulting from operations                       (1.95)            (2.09)         3.25
                                                                                    -------           -------       -------
Dividends and distributions to shareholders:
   Net investment income                                                                 --                --            --
   In excess of net investment income                                                    --                --            --
   Net realized gains on investments                                                     --                --            --
   In excess of net realized gains on investments                                        --                --            --
                                                                                    -------           -------       -------
Total dividends and distributions to shareholders                                        --                --            --
                                                                                    -------           -------       -------
Anti-dilutive impact due to capital shares repurchased                                   --              0.04          0.13
                                                                                    -------           -------       -------
Dilution due to common stock rights offering                                             --                --            --
                                                                                    -------           -------       -------
Net asset value, end of period                                                        $4.36             $6.31         $8.36
                                                                                    =======           =======       =======
Market value, end of period                                                           $3.45             $4.95        $6.125
                                                                                    =======           =======       =======
Total investment return (a)                                                          (30.30)%          (19.18)%       42.03%
                                                                                    =======           =======       =======

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                             $24,316           $35,225       $47,722
Ratio of expenses to average net assets, net of fee waivers#                           2.52%(c)          2.38%         3.80%
Ratio of expenses to average net assets, excluding fee waivers                         2.79%(c)          2.66%         4.15%
Ratio of expenses to average net assets, net of fee waivers and excluding
   taxes                                                                               2.29%(c)          2.20%         3.33%
Ratio of net investment income/(loss) to average net assets                            0.75%(c)          1.24%         0.41%
Portfolio turnover rate                                                                  46%               82%          135%


--------------------------------------------------------------------------------
*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
*** Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through April 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued persuant to the Fund's automatic Dividend Reinvestment Plan.
#   Ratios shown are inclusive of Brazilian transaction taxes, if any.


                                 See accompanying notes to financial statements.


                                                                                      FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                               --------------------------------------------------
                                                                                 1999        1998             1997          1996
                                                                               -------      -------        --------       -------
 PER SHARE OPERATING PERFORMANCE
                                                                                $10.26       $17.96          $14.18        $13.02
Net asset value, beginning of period                                           -------      -------        --------       -------
                                                                                  0.04***      0.03            0.10+         0.06
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments and foreign               (5.23)       (2.76)           5.69          3.32++
   currency related transactions                                               -------      -------        --------       -------
                                                                                 (5.19)       (2.73)           5.79          3.38
Net increase/(decrease) in net assets resulting from operations                -------      -------        --------       -------

Dividends and distributions to shareholders:                                     (0.04)       (0.02)          (0.02)           --
   Net investment income                                                         (0.08)          --              --            --
   In excess of net investment income                                               --        (4.91)             --         (2.22)
   Net realized gains on investments                                                --        (0.04)             --            --
   In excess of net realized gains on investments                              -------      -------        --------       -------
                                                                                 (0.12)       (4.97)          (0.02)        (2.22)
Total dividends and distributions to shareholders                              -------      -------        --------       -------
                                                                                  0.03           --              --            --
Anti-dilutive impact due to capital shares repurchased                         -------      -------        --------       -------
                                                                                    --           --           (1.99)           --
Dilution due to common stock rights offering                                   -------      -------        --------       -------
                                                                                 $4.98       $10.26          $17.96        $14.18
Net asset value, end of period                                                 =======      =======        ========       =======
                                                                                $4.313       $8.375          $14.50       $13.875
Market value, end of period                                                    =======      =======        ========       =======
                                                                                (46.87)%      (5.55)%          4.67%(b)      8.85%
Total investment return (a)                                                    =======      =======        ========       =======


 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                        $31,018      $67,360        $117,887       $65,696
Ratio of expenses to average net assets, net of fee waivers#                      5.17%        2.07%           1.76%         1.76%
Ratio of expenses to average net assets, excluding fee waivers                    5.52%        2.42%           2.11%         2.11%
Ratio of expenses to average net assets, net of fee waivers and excluding
   taxes                                                                          4.82%        1.72%           1.69%         1.76%
Ratio of net investment income/(loss) to average net assets                       0.66%        0.17%           0.39%         0.39%
Portfolio turnover rate                                                            137%         123%             74%           55%


                                                                               FOR THE FISCAL YEARS      FOR THE PERIOD
                                                                                  ENDED MARCH 31,        APRIL 10, 1992*
                                                                               ---------------------         THROUGH
                                                                                 1995          1994      MARCH 31, 1993
                                                                               -------       -------     ---------------
 PER SHARE OPERATING PERFORMANCE
                                                                                $20.80        $11.83         $13.79**
Net asset value, beginning of period                                           -------       -------        -------
                                                                                 (0.12)        (0.04)          0.06
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments and foreign               (3.80)         9.09          (1.99)
   currency related transactions                                               -------       -------        -------
                                                                                 (3.92)         9.05          (1.93)
Net increase/(decrease) in net assets resulting from operations                -------       -------        -------

Dividends and distributions to shareholders:                                        --         (0.08)         (0.03)
   Net investment income                                                         (0.03)           --             --
   In excess of net investment income                                            (3.83)           --             --
   Net realized gains on investments                                                --            --             --
   In excess of net realized gains on investments                              -------       -------        -------
                                                                                 (3.86)        (0.08)         (0.03)
Total dividends and distributions to shareholders                              -------       -------        -------
                                                                                    --            --             --
Anti-dilutive impact due to capital shares repurchased                         -------       -------        -------
                                                                                    --            --             --
Dilution due to common stock rights offering                                   -------       -------        -------
                                                                                $13.02        $20.80         $11.83
Net asset value, end of period                                                 =======       =======        =======
                                                                                $14.75        $19.00         $11.25
Market value, end of period                                                    =======       =======        =======
                                                                                 (6.79)%       69.55%        (19.16)%
Total investment return (a)                                                    =======       =======        =======


 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                        $60,156       $95,820        $54,493
Ratio of expenses to average net assets, net of fee waivers#                      1.86%         2.05%          2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers                    2.13%         2.05%          2.45%(c)
Ratio of expenses to average net assets, net of fee waivers and excluding
   taxes                                                                          1.73%         2.02%          2.45%(c)
Ratio of net investment income/(loss) to average net assets                      (0.62)%       (0.28)%         0.61%(c)
Portfolio turnover rate                                                             69%           73%            50%


--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2001, the interest rate was 2.41% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At March 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $38,654,211 of which $27,628,734 expires in 2007 and $11,025,477 expires in 2008.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that is applied to most debit transactions carried out by financial institutions. On June 17, 1999 , the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%.

There is no withholding tax on dividend income. However, if a company pays a cash distribution termed as a "net worth value distribution", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.


 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended September 30, 2001, CSAM earned $173,204 for advisory services, of which CSAM waived $44,753. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 2001, CSAM was reimbursed $3,124 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 2001, BBNA earned $16,971 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30 2001, BSFM earned $16,310 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.


 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at September 30, 2001, CSAM owned 7,169 shares.


 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2001 was $31,406,904. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $8,504,639, was composed of gross appreciation of $1,413,287 for those investments having an excess of value over cost and gross depreciation of $9,917,926 for those investments having an excess of cost over value.

For the six months ended September 30, 2001, purchases and sales of securities, other than short-term obligations, were $14,284,915 and $14,708,300, respectively.


 NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which is allocated among the Participating Funds in such manner as was determined by the governing Boards of Participating Funds. In addition, the Participating Funds paid interest on borrowing at the Federal funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility) with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At September 30, 2001 and during the six months ended September 30, 2001, the Fund had no borrowings under either credit facility.


 NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action (the STROUGO Litigation) which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the STROUGO Litigation. In December 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgement. By decision dated September 8, 2000, the District Court granted the motion and terminated the derivative action. Plaintiff has filed an appeal with the Second Circuit Court of Appeals, which is now pending. The costs of defending the directors and the Fund's investment adviser in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and investment advisory agreement and are reflected in the Fund's operating expenses.

The Fund was also added as a nominal defendant in a derivative action entitled STROUGO v. BEA ASSOCIATES, originally filed in the Southern District of New York solely against defendant BEA Associates (now CSAM) in May of 1998. The complaint was amended in February of 2000 to add the Fund as a nominal defendant. The complaint asserts claims under Sections 36(a) and 36(b) of the Investment Act of 1940, both of which stem from the charge that CSAM has violated its statutory duties by negotiating over the Fund's advisory agreement with independent directors who are allegedly not independent. Motions to dismiss made by CSAM were denied prior to the Fund being added to the case as a nominal defendant. Discovery was recently concluded, and CSAM has filed a motion for summary judgment which is currently pending. CSAM has incurred approximately $920,000 of legal fees related to the advisory agreement litigation that may be reimbursed by the Fund pursuant to rights of indemnity set forth in the Fund's investment advisory agreement. If the fees are reimbursed by the Fund, management believes that a significant portion of the reimbursed fees may be recoverable from the Fund's insurance carrier.

Management at this time cannot predict whether the outcome of the above litigation or the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund.


 NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program was subject to review by the Board of Directors of the Fund. For the fiscal year ended March 31, 2001, the Fund repurchased 127,200 of its shares (1.94% of shares outstanding at inception of repurchase program) for a total cost of $704,683 at a weighted average discount of 24.84% from net asset value. The discount of individual repurchases ranged from 19.73% - 28.30%. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)


On July 25, 2001, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                       FOR           AGAINST
----------------                                    ---------       ---------
Dr. Enrique R. Arzac                                3,053,334       1,723,345
George W. Landau                                    3,052,817       1,723,862
James P. McCaughan                                  3,049,320       1,727,359
Miklos A. Vasarhelyi                                3,832,867         943,812

In addition to the directors re-elected at the meeting, James J. Cattano, Robert
J. McGuire, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Brazilian Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI02940-3010.







InvestLink is a service mark of EquiServe, L.P.

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Balanced Fund
Credit Suisse Blue Chip Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Equity Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse International Small Company Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Japan Small Cap Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Technology Fund
Credit Suisse U.S. Government Money Fund








For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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

 SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"), Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and, together with its global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.


 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."


 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)







Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director

James J. Cattano        Director

George W. Landau        Director

James P. McCaughan      Chairman of the Board of
                        Directors and Director

Robert J. McGuire       Director

William W. Priest, Jr.  Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer


 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


 ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940


 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


  LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund, without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.



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